EXHIBIT 99.1

 Grant Park Fund Weekly Commentary
For the Week Ended June 24, 2016

Current Month				Rolling Performance				Rolling Risk Metrics* (July 2011 – June 2016)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.11%	1.85%	1.69%	-4.05%	-1.25%	-4.13%	-0.52%	-4.13%	9.82%	-22.83%	-0.38	-0.55
B**	0.06%	1.75%	1.32%	-4.72%	-1.87%	-4.74%	-1.20%	-4.74%	9.83%	-25.13%	-0.44	-0.63
Legacy 1***	0.12%	1.95%	2.70%	-1.99%	0.77%	-2.08%	N/A	-2.08%	9.72%	-17.83%	-0.17	-0.29
Legacy 2***	0.11%	1.92%	2.56%	-2.24%	0.58%	-2.34%	N/A	-2.34%	9.73%	-18.53%	-0.19	-0.32
Global 1***	0.26%	2.77%	3.69%	-1.21%	1.37%	-1.40%	N/A	-1.40%	9.76%	-16.15%	-0.10	-0.20
Global 2***	0.27%	2.86%	3.69%	-1.32%	1.21%	-1.60%	N/A	-1.60%	9.78%	-16.70%	-0.12	-0.22
Global 3***	0.25%	2.75%	2.86%	-2.96%	-0.41%	-3.23%	N/A	-3.23%	9.81%	-20.42%	-0.29	-0.44

S&P 500 Total Return Index****	-1.62%	-2.71%	0.76%	0.91%	10.54%	11.43%	7.10%	11.43%	12.21%	-13.87%	0.95	1.56
Barclays Capital U.S. Long Gov Index****	0.15%	4.00%	12.72%	16.68%	9.67%	9.74%	8.47%	9.74%	11.46%	-15.54%	0.87	1.59

*	Performance metrics are calculated using month-to-date performance estimate s. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.
Portfolio Positions by Sectors and Markets (Two largest positions within each sector)
	Portfolio for A, B and Legacy units					Portfolio for Global units
	Sector		Market			Sector		Market
Sector	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	24%					25%
Energy	4%	Long	Brent Crude Oil	1.2%	Long	5%	Long	Brent Crude Oil	1.3%	Long
			Gasoline Blendstock	1.1%	Short			Gasoline Blendstock	1.2%	Short
Grains/Foods	9%	Long	Soybeans	2.1%	Long	9%	Long	Soybeans	2.1%	Long
			Sugar	1.4%	Long			Sugar	1.4%	Long
Metals	11%	Long	Gold	2.1%	Long	11%	Long	Gold	2.1%	Long
			Platinum	0.5%	Long			Platinum	0.5%	Long
FINANCIALS	76%					75%
Currencies	23%	Long $	Japanese Yen	2.5%	Long	22%	Short $	Japanese Yen	2.6%	Long
			British Pound	2.1%	Short			British Pound	2.2%	Short
Equities	17%	Long	Dax Index	1.6%	Long	16%	Long	Nikkei 225	1.5%	Short
			DJ Eurostoxx 50 Index	1.6%	Long			S&P 500	1.3%	Long
Fixed Income	36%	Long	U.S. Treasury Bonds	4.5%	Long	37%	Long	U.S. Treasury Bonds	4.7%	Long
			Bunds	4.3%	Long			Bunds	4.5%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Oil traded between $48.50 - $50.25/barrel before falling 4.9% on Friday in reaction to the U.K referendum results.  Natural gas prices rose over 3% in early week trading and finished the week virtually unchanged (-0.01%)

Grains/Foods	Soybean prices fell steadily throughout the week and ended the week down 5.25%. Corn prices also fell steadily and ended the week 10% lower.
Metals
Gold prices were negative (-1.02%) during the week until prices reversed direction on Friday and rose as much as 5.45% before ending the week 3.36% higher.  Silver traded in a similar, range-bound pattern.  On Friday, it gained 3.00% intraday, before falling slightly and closing the week 1.83% higher.  Copper and palladium prices rose throughout the week before reversing direction on Friday and finished the week 1.85% and 0.37% higher, respectively.

Currencies
The Brexit vote created violent price movements across the global currencies markets.  The British pound initially fell 11% against the U.S. dollar, its lowest level since 1985, before closing down 8.1%.  The Mexican peso and South African rand briefly fell 7% and the Japanese yen gained 3.9% against the U.S. dollar.

Equities
The U.K.'s decision to leave the European Union roiled global stock markets on Friday.  European stock market volume broke previous records, as the FTSE 250 fell 7.2%, the Stoxx Europe 600 fell 7%, and the DAX fell 6.8%.  Exchanges in  Greece, Spain and Italy fell at least 12%.  The Nikkei fell 7.9%, its worst decline since 2011, and the Australian A&P/ASX200 lost 3.2%.  In the U.S., the Dow dropped 3.4% and the S&P 500 fell 2.6%.

Fixed Income
Yields on 10-year U.S. Treasury Notes fell to 1.577%, which was slightly above the previous weeks' yield of 1.563%.  During trading on Friday, the U.K. 10-year bond yielded 1.008%, a record low.  The German 10-year bond yielded -0.169%, which was also an historic low.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart
Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index: Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.  Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Risk Metrics Chart
Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.